The PNC Financial Services Group, Inc. Merrill Lynch Banking & Financial Services Investor Conference November 16, 2006 EXHIBIT 99.1

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is in the version of the presentation materials posted on our corporate website at www.pnc.com under “About PNC –
Investor
Relations.”
We provide greater detail regarding those factors in our 2005 Form 10-K, including in the
Risk Factors and Risk Management sections, and in our 2006 Form 10-Qs and other SEC reports (accessible on the SEC’s website at www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-
looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation we will sometimes refer to adjusted results for YTD 2006 to help illustrate the impact of certain predominantly third quarter 2006 items due to the magnitude of the aggregate of these items. These items include the BlackRock/MLIM transaction gain and integration costs and the costs of balance sheet repositionings that we have disclosed earlier.  We provide details of the adjustments in the Appendix.  While we do not provide adjusted amounts for other periods presented, this is not intended to imply that there could not have been similar types of adjustments for those periods. But any such adjustments would not have been similar in magnitude to the amount of the YTD 2006 adjustments shown.
This presentation may also include a discussion of non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC - Investor Relations.”
Cautionary Statement Regarding
Forward-Looking Information

Opportunity:
Create A
Leading and
Differentiated
Brand
Our Journey to Build a Great Company
Propelled PNC to Win and Grow
1990s 1990s
Expanded into
higher growth
markets and
products
Enhanced
risk
management
Built
Diversified
business mix
Invested in
industry-leading
technology
Improved employee
and customer
satisfaction
Expanded
distribution
capabilities
Developed
strong
corporate
governance
Deepened
customer
relationships
Disciplined
capital
management
Focused on
expense
management
Well Executed Strategies…Generate Momentum
Announced
plans to acquire
Mercantile
2006 2006
Celebrated
Harris Williams
and Greater
Washington
Anniversaries
Launched
continuous
improvement
Introduced
Banking
Made Easy
2007 2007
Announced
BlackRock-Merrill
Lynch transaction

$0 $200 $400 $600 $800
Business Results – Nine Months Ended September 30, 2006
Retail Banking
Corporate &
Institutional Banking
BlackRock
(2)
PFPC
Business earnings, earnings growth and return on capital reconciled to GAAP net income, growth and returns in Appendix.
Percentages for BlackRock and PFPC reflect return on average equity.
BlackRock reported GAAP earnings of $153 million.
Business Earnings
$ millions
(1)
(2)
Return on
Average
Capital
(1)
26%
23%
29%
31%
PNC’s High Return Business Mix
Total business
segment earnings
grew 10.5% compared
to the nine months
ended 9/30/05
$93
$209
$334
$581

Fee-Based Businesses
Differentiate PNC
Noninterest Income to Total Revenue
Source: SNL DataSource, PNC as reported
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
PNC USB WB FITB NCC WFC STI KEY BBT RF
Quarter ended 9/30/06
Adjusted ratio excludes pretax gain on BlackRock transaction of $2.078 billion, the securities portfolio rebalancing pretax loss of
$196 million, and the mortgage portfolio repositioning pretax loss of $48 million due to the magnitude of the aggregate of those items and is reconciled to GAAP in the Appendix.
*
As Reported
Adjusted *

Diverse
- No large industry concentration
Limited large non-investment
grade exposure
- Only 3% is non-investment grade
and >$50 million
Targeted
- Focused on clients that meet risk-adjusted
return criteria
Home equity portfolio statistics
- % of first lien positions 44%
- Weighted average loan to value ratio  69%
- Weighted average FICO scores            728
Disciplined Approach Leads to
Strong Credit Risk Profile
Strong Asset Quality
Lending Profile (As of September 30, 2006)
September 30, 2006
Commercial Loans
Consumer Loans
PNC
Consolidated
Nonperforming loans to loans 0.34% 0.40%
Net charge-offs to
average loans YTD 0.26% 0.30%
Allowance for loan and lease
losses to loans 1.16% 1.16%
Allowance for loan and lease
losses to nonperforming loans 339% 312%
Peer
Group
Source: SNL DataSource; PNC as reported on consolidated basis.
Peer group represents average of super-regional banks identified in the Appendix.  Peer group excludes PNC.

Our Approach to Interest Rate Risk:
Preserve and Optimize Long-Term Value
(3)
(2)
(1)
0
1
2
3
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
Duration
of Equity
Years
3 Month LIBOR
10 Year T Note
At Quarter End
2004 2005 2006
Well Positioned in This Environment

One PNC Creating Positive Operating
Leverage
Change in Revenue vs Expense One PNC Accomplishments
2,700 of 3,000 positions
eliminated
All of the 2,400 ideas
implemented or in process
Expect to realize $400 million of
total annual pretax earnings
benefit by mid-2007
-12%
-9%
-6%
-3%
0%
3%
6%
9%
12%
2003 2004 2005 9/30/06
YTD
Adjusted*
Twelve Months Ended December 31
Annual percentage change in total revenue less annual percentage change in noninterest expense.  YTD 9/30/06 reflects change from
YTD 9/30/05.
Operating leverage calculated on a GAAP basis for YTD 9/30/06 was
+43.1%. Adjusted operating leverage for YTD 9/30/06 excludes the impact of certain third quarter 2006 items due to the magnitude of the aggregate of those items and is reconciled to GAAP in the Appendix.
*

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2003 2004 2005
$0
$200
$400
$600
$800
$1,000
$1,200
2004 2005 2006
We’ve Been Delivering Results
$ millions
Consolidated Net Income
Nine Months Ended September 30
Adjusted
*
2006 YTD GAAP net income was $2.2 billion.  Adjusted net income excludes the after-tax gain on BlackRock transaction of $1.293 billion, the securities portfolio rebalancing after-tax loss of $127 million, BlackRock/MLIM integration costs of $39 million after-tax, and the mortgage portfolio repositioning after-tax loss of $31 million due to the magnitude of the aggregate of those items and is reconciled to GAAP in the Appendix, prior periods have not been adjusted.
*

Business Initiatives to Drive Growth
Retail Banking – Winning in the payments space
C&I Banking – Building a premier middle market
franchise
Mercantile expansion
PFPC – Investing in a global servicing platform
BlackRock – Building a world-class asset manager

Creating a Differentiated Brand Deliver Exceptional Service Demonstrate Ease Build Confidence Ask for the Business

HIGHEST CUSTOMER SATISFACTION
J.D.POWER
AND ASSOCIATES
SMALL BUSINESS BANKING • 2006
PRESENTED TO
PNC BANK
BY J.D. POWER AND ASSOCIATES

PNC Ranked Highest in Inaugural J.D. Power and
Associates Small Business Banking Satisfaction Study
PNC Bank received the highest numerical score in the proprietary J.D. Power and Associates 2006 Small Business Banking Satisfaction
StudySM.
Study based on 4,996 total responses, measuring 13 financial institutions and measures opinions of small business customers with annual revenues from $100,000 to $10 million. Proprietary study results are based on experiences and perceptions of customers surveyed in
July – September 2006. Your experiences may vary. Visit jdpower.com
“Highest in Customer Satisfaction
with Small Business Banking”

0.0
0.5
1.0
1.5
2.0
2003 2004 2005 9/30/06
Increasing and Deepening Checking
Relationships
Retail Banking
Checking Customer Base
millions
December 31
Small Business
Consumer
Small Business
Small Business debit
card revenue ($ millions)
$9.0 +26%
Small Business online
banking users 46%
+18%
Consumer
Consumer debit card
revenue ($ millions)
$74.3     +19%
Consumer online
banking users       52%   +11%
Consumer online
bill-pay users       20% +92%
…Provides Opportunities to
Leverage Increased Ownership
in Payments Business
Growth
(1)
Growth is for YTD 9/30/06 vs. YTD 9/30/05
Reflects growth in users
YTD
9/30/06
(2)
(2)
(2)
(1)
(2)

PNC BANK
Check Card
DEBIT
0123 4567 1234 5678
VISA
PNC Bank
Platinum
4000 0000 0000 0000
JOHN Q. SAMPLE
VISA

Investing in Our Brand to Drive Growth
Redesigned and simplified checking product
Redesigned and simplified checking product
Introduced free ATM’s worldwide
Introduced free ATM’s worldwide
Marketing campaign to expand checking
Marketing campaign to expand checking
product reach beyond branch footprint
product reach beyond branch footprint
Launched regional credit card product
Launched regional credit card product
Investing to enhance the customer
Investing to enhance the customer
experience in mortgage and merchant
experience in mortgage and merchant
services
services
Leveraging existing relationships with
Leveraging existing relationships with
affluent clients
affluent clients
Ease. Confidence. Achievement

Growing Deposits
Faster Than Our Peers
Deposit Increase Compared to Peers
Total interest-bearing deposits 9% 9%
Total noninterest-bearing deposits 6% (2)%
Total deposits 8% 6%
Average Balances
3Q06 vs. 3Q05
PNC Peers
Source: SNL DataSource
Peers reflects average of super-regional banks identified in the Appendix excluding PNC

WFC 21%
PNC 18
RF 16
KEY 16
USB 15
STI 14
FITB 14
NCC 14
WB 14
BBT 13
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
Noninterest-Bearing Deposits
Are More Valuable
PNC’s High Percentage of
Noninterest-Bearing Funding
Average Noninterest-Bearing Deposits
to Average Earning Assets – 3Q06
Rising Interest Rates Increase Value of
PNC’s Noninterest-Bearing Deposits
2004 2005
Impact of Noninterest-Bearing Sources
on PNC’s Net Interest Margin
Source: SNL DataSource, PNC as reported
2006

Investable Assets
HAWTHORN
PNC
WEALTH MANAGEMENT
PNC BANK

Focused on Winning in the Affluent
Segment
Mass Affluent
Mass Market
Wealth
Management
Low
High
Opportunity
Ultra-
Affluent
Mass Affluent Customer Defined: Mass Affluent Customer Defined:
Investable assets from
$100,000 to $1,000,000
674,000 existing PNC
households (31%)
66% of Retail Banking
deposit base

Corporate & Institutional Banking:
Building a Premier Middle Market Franchise
What’s Our Competitive Advantage?
Focused on middle market
Extensive product offering
Established national origination and servicing capabilities
Corporate & Institutional Banking Location
Lock Box Location

$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
2005 2006
PNC has highest percentage of
lead bank relationships in our
footprint – 63%*
Successfully Deepening C&I Banking
Relationships
A Leader in Cross-sell Penetration of
Middle Market Customers in Footprint
Driving Strong C&I Banking
Fee Revenue Growth
$ billions
+30%
-5%
Net Interest Income*
Noninterest Income
Nine Months Ended September 30
Net interest income on taxable-equivalent basis and is
reconciled to GAAP in Appendix
*
Treasury management 74% 1
st
Business checking accounts 69% 1
st
Capital markets 26% 1
st
Equipment leasing 17% 1
st
PNC Footprint
Penetration*
2006 Rank
Based on third party survey of companies with annualized
revenues of $30-$500 million.
*

Combination Will Create Mid-Atlantic
Powerhouse
Existing PNC Mid-Atlantic Branch Locations
Existing Mercantile Branch Locations
West Virginia West Virginia
Virginia Virginia
Maryland Maryland
Delaware Delaware
New Jersey New Jersey
New York New York
Pennsylvania Pennsylvania
Combined Proforma
Combined Proforma
Proforma
Market Share Market Share
(1) (1)
69% of PNC Proforma Branches Located in the Mid-Atlantic Region
Deposit market share data as of 6/30/05
(1)
Maryland
Branches 198
Deposit market share
2nd
Virginia
Branches 57
Deposit market share
6th
Delaware
Branches 48
Deposit market share
2nd
Washington, DC
Branches 32
Deposit market share
4th

Mercantile Opportunity
Increase Mercantile’s online banking penetration and
provide enhanced retail consumer offerings to drive
additional growth such as home equity and credit card
lending
Significant opportunity to leverage PNC’s small business
capabilities across Mercantile’s banking footprint
Deliver PNC Treasury Management, Capital Markets
and other corporate services to Mercantile’s corporate
customers
Mercantile’s Wealth Management business will benefit
from having additional scale and product capability

PFPC – Benefiting from Investments in
High Growth Products
Servicing Statistics
Fund assets serviced
($ billions)
Accounting / administration $774 -2%
Domestic $695 -4%
Offshore $79 +18%
Shareholder accounts
(in millions)
Total 66 +12%
Transfer agency 18 -5%
Subaccounting 48 +20%
YTD Earnings ($ millions)
$93 +24%
% Change
vs. 2005
2006
September 30

Diversified product set
BlackRock Solutions provides
differentiation
Substantially greater global
presence
Enhanced talent
BlackRock and MLIM Create One of the
Largest Asset Managers in the World
$0
$200
$400
$600
$800
$1,000
$1,200
2002 2003 2004 2005 9/30/06
$ billions
$273
$342
$1,075
$309
December 31
$453
“New” BlackRock Assets Under Management

Summary
Diversified business mix delivering high fee
revenue contribution
Balance sheet characterized by strong
asset quality and significant flexibility in
current environment
Executing on our strategies to create a
differentiated brand

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding these factors in our Form 10-K for the year ended December 31, 2005 and in our current year Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com under “About PNC – Investor
Relations.”
•
Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business.  We are affected by changes in our customers’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing economic conditions.
•
The value of our assets and liabilities as well as our overall financial performance are affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
•
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•
Our ability to implement our One PNC initiative, as well as other business initiatives and strategies we may pursue, could affect our financial performance over the next several years.
•
Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties are present in transactions such as our pending acquisition of Mercantile Bankshares Corporation.
Cautionary Statement Regarding
Forward-Looking Information

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These legal and regulatory developments could include:  (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries;  (b) increased litigation risk from recent regulatory and other governmental developments;
(c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can also impact our business and operating results.
•
Our business and operating results can be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
•
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our interest in BlackRock, Inc. are discussed in more detail in BlackRock’s 2005 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
In addition, our pending acquisition of Mercantile Bankshares presents us with a number of risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired businesses into PNC after closing.  These risks and uncertainties include the following:
•
Completion of the transaction is dependent on, among other things, receipt of regulatory and Mercantile shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.  The impact of the completion of the transaction on PNC’s financial statements will be affected by the timing of the transaction.
•
The transaction may be substantially more expensive to complete (including the integration of Mercantile’s businesses) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
Cautionary Statement Regarding
Forward-Looking Information (continued)

•
The integration of Mercantile’s business and operations into PNC, which will include conversion of Mercantile’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Mercantile’s or PNC’s existing businesses.
•
The anticipated benefits to PNC are dependent in part on Mercantile’s business performance in the future, and there can be no assurance as to actual future results, which could be impacted by various factors, including the risks and uncertainties generally related to PNC’s and Mercantile’s performance (with respect to Mercantile, see Mercantile’s SEC reports, accessible on the SEC’s website) or due to factors related to the acquisition of
Mercantile and the process of integrating it into PNC.
In addition to the pending Mercantile Bankshares transaction, we grow our business from time to time by acquiring other financial services companies.
Acquisitions in general present us with risks other than those presented by the nature of the business acquired. In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits
(including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected.  In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas.  As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs and expenses arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s, Mercantile’s or other company’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)

The PNC Financial Services Group, Inc. and Mercantile Bankshares Corporation will be filing a proxy statement/prospectus and other relevant documents concerning the PNC/Mercantile merger transaction with the United States Securities and Exchange Commission (the “SEC”).
SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY
OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER
TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY
STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.  Shareholders will be able to obtain free copies of the proxy statement/prospectus, as well as other filings containing information about Mercantile Bankshares and
PNC, without charge, at the SEC’s Internet site (http://www.sec.gov).  In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder
Relations at (800) 843-2206.  Documents filed with the SEC by Mercantile Bankshares will be available free of charge from Mercantile Bankshares Corporation, 2 Hopkins Plaza, P.O. Box 1477,
Baltimore, Maryland 21203, Attention:  Investor Relations.
Mercantile Bankshares and its directors and executive officers and certain other members of management and employees are expected to be participants in the solicitation of proxies from
Mercantile Bankshares’ shareholders in respect of the proposed merger transaction.  Information regarding the directors and executive officers of Mercantile Bankshares is available in the proxy statement for its May 9, 2006 annual meeting of shareholders, which was filed with the SEC on March
29, 2006.  Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus relating to the merger transaction and the other relevant documents filed with the SEC when they become available.
Additional Information About
The PNC/Mercantile Transaction

Appendix

Dollars in millions, except per share data
Unaudited

	Three months ended September 30, 2006			Nine months ended September 30, 2006		
	Adjustments, Pretax	Net Income	Diluted EPS Impact	Adjustments, Pretax	Net Income	Diluted EPS Impact
Net income, GAAP basis		$1,484	$5.01		$2,219	$7.46
Adjustments:						
Gain on BlackRock transaction*	(2,078)	(1,293)	(4.36)	(2,078)	(1,293)	(4.35)
Securities portfolio rebalancing loss *	196	127	0.43	196	127	0.43
BlackRock/MLIM transaction integration costs**	72	31	0.10	91	39	0.13
Mortgage loan portfolio repositioning loss*	48	31	0.10	48	31	0.10
Net income, as adjusted		$380	$1.28		$1,123	$3.77

* Included in noninterest income on a pretax basis.
** Included in noninterest expense on a pretax basis.

	Three months ended September 30 2006	Nine months ended September 30 2006
Noninterest income to total revenue, GAAP basis	84 %	76 %
Pretax impact of adjustments	(18)	(8)
Noninterest income to total revenue, as adjusted	66 %	68 %
Efficiency, GAAP basis	34 %	50 %
Pretax impact of adjustments	32	15
Efficiency, as adjusted	66 %	65 %
Return on:		
Average common shareholders' equity, GAAP basis	65.94 %	33.87 %
After-tax impact of adjustments	(49.06)	(16.74)
Average common shareholders' equity, as adjusted	16.88 %	17.13 %
Average assets, GAAP basis	6.17 %	3.17 %
After-tax impact of adjustments	(4.59)	(1.57)
Average assets, as adjusted	1.58 %	1.60 %

PNC

Non-GAAP to GAAP Reconcilement Appendix Net Income and Selected Ratios (a)

Non-GAAP to GAAP
Reconcilement
Appendix
Business Earnings and Return on Capital
Percentages for BlackRock and PFPC reflect return on average equity.
PNC’s ownership interest in BlackRock was approximately 69-70% for the period presented. Effective September 29, 2006, PNC’s ownership interest in BlackRock dropped to approximately 34%.
BlackRock reported GAAP earnings of $153 million and $161 million, respectively, for the YTD ’06 and ’05 periods presented.  For PNC business segment reporting presentation, pretax integration costs incurred by BlackRock for the MLIM transaction, totaling $91 million for YTD
’06, and for the SSRM transaction, totaling $9 million for YTD ’06, have been reclassified from “BlackRock” to “Other.”
“Other” for the YTD ’06 period presented also includes the after-tax impact of PNC’s gain on the BlackRock / MLIM transaction and PNC’s costs associated with its securities portfolio rebalancing and mortgage loan portfolio repositioning.
*
(a)
(b)
(c)
Business segments
Retail Banking $581 $487 19% 26%
Corporate & Institutional Banking 334 372 (10)% 23%
BlackRock (a)(b) 209 167 25% 29%
PFPC 93 75 24% 31%
Total business segments 1,217 1,101 10.5% 26%
Minority interest in income of BlackRock (64) (51)
Other (b)(c) 1,066 (80)
Total consolidated $2,219 $970 129% 34%
Corporate & Institutional Banking $334 $372 (10)%
Adjustment – 2005 loan recovery (34)
Corporate & Institutional Banking, adjusted $334 $338 (1)%
$ millions
Growth
Return on
Avg Capital *
2006
Nine Months Ended September 30
2006 2005
Earnings

Non-GAAP to GAAP
Reconcilement
Appendix
Net Interest Income
Business segments
Retail Banking $1,172 $4 $1,176 $1,255 $4 $1,259
Corporate & Institutional Banking 549 6 555 523 7 530
BlackRock 31 1 32 20 4 24
PFPC (35) 0 (35) (29) 0 (29)
Total business segments 1,717 11 1,728 1,769 15 1,784
Minority interest in income of BlackRock
Other (118) 9 (109) (90) 5 (85)
Total consolidated $1,599 $20 $1,619 $1,679 $20 $1,699
$ millions
Taxable-
Equivalent
Adjustment
2005
Nine Months Ended September 30
GAAP
Net Interest
Income
2005
Net Interest
Income TE
2005
Taxable-
Equivalent
Adjustment
2006
GAAP
Net Interest
Income
2006
Net Interest
Income TE
2006

Non-GAAP to GAAP
Reconcilement
Appendix
Consolidated Net Income
Net income, GAAP basis $2,219 $970 $890 58%
Adjustments:
Gain on BlackRock transaction* (1,293)
Securities portfolio rebalancing loss* 127
BlackRock/MLIM transaction integration costs** 39
Mortgage loan portfolio repositioning loss* 31
Net income, as adjusted $1,123 $970 $890 12%
$ millions
2005
Nine Months Ended September 30
2006 2004
CAGR
2006 vs 2004
The table above represents a reconciliation of certain GAAP disclosures to adjusted amounts for the nine months ended
September 30, 2006.  We have provided these adjusted amounts  and reconciliation so that shareholders, investor analysts, regulators and others will be better able to evaluate the impact of certain significant predominantly third quarter items on our
GAAP results for the nine months ended September 30, 2006.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.  Our current Reports on Form 8-K dated September 8, 2006, September 22, 2006 and September 29, 2006 include additional information regarding our securities portfolio rebalancing, mortgage loan portfolio repositioning and BlackRock/MLIM transaction accounting, respectively.

Non-GAAP to GAAP
Reconcilement
Appendix
Operating Leverage
GAAP Net interest income $1,679 $1,679 $1,599
Noninterest income 5,358 ($1,834) 3,524 3,019
Total revenue 7,037 (1,834) 5,203 4,618 52.4% 12.7%
Noninterest expense 3,498 (91) 3,407 3,199 9.3% 6.5%
Operating leverage 43.1% 6.2%
Reported
2006
For the Nine Months Ended September 30
Reported
2005
$ millions
As
Adjusted
2006 *
Change
2006 vs
2005
Reported
Change
2006
Adjusted*
vs 2005 Adjustments*
Adjustments are described on Appendix slide titled “Non-GAAP to GAAP Reconcilement Net Income and Selected Ratios.”
*

BB&T Corporation BBT
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
The PNC Financial Services Group, Inc. PNC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of
Super-Regional Banks
Appendix